Retail Installment Contract Receivables	12 Months Ended
Dec. 31, 2019
Receivables [Abstract]
Retail Installment Contract Receivables
Retail Installment Contract Receivables
Certain subscribers have the option to purchase Products under a RIC, payable over either 42 or 60 months. Short-term RIC receivables are recorded in accounts and notes receivable, net and long-term RIC receivables are recorded in long-term notes receivables and other assets, net in the consolidated balance sheets.
The following table summarizes the RIC receivables (in thousands):

	December 31, 2019	December 31, 2018
RIC receivables, gross	$192,058	$175,250
RIC Discount	(59,513)	(34,163)
RIC receivables, net	$132,545	$141,087

Classified on the consolidated balance sheets as:
Accounts and notes receivable, net	$43,733	$32,185
Long-term notes receivables and other assets, net	88,812	108,902
RIC receivables, net	$132,545	$141,087

The changes in the Company’s RIC Discount were as follows (in thousands):

	For the Years Ended
	December 31, 2019	December 31, 2018
RIC Discount, beginning of period	$34,163	$36,048
Write-offs, net of recoveries	(21,392)	(26,360)
Change in RIC Discount on short-term and long-term RIC receivables	46,742	24,475
RIC Discount, end of period	$59,513	$34,163

During year ended December 31, 2019, 2018 and 2017, the amount of RIC imputed interest income recognized in recurring and other revenue was $13.6 million, $14.9 million and $7.3 million, respectively.
Change in Accounting Estimate in 2019
RIC receivables are recorded at their present value, net of the RIC Discount. The Company records the RIC Discount as an adjustment to deferred revenue and as an adjustment to the face amount of the related receivable. The RIC Discount considers a number of factors, including collection experience, credit quality of the subscriber base and other qualitative considerations such as macro-economic factors.
In the third quarter of 2019, with over two years of RIC customer history, the Company believed that it had sufficient data and experience from RIC receivables to reevaluate the remaining RIC Discount. The Company determined that actual RIC write-offs were trending higher than the expected write-offs used in the original estimates. Therefore, the Company determined that it was necessary to adjust the remaining RIC Discount balance primarily associated with subscribers originated in 2017 and 2018, to reflect the new estimate of the present value of cash expected to be collected over the remaining contractual periods.
In accordance with this change in accounting estimate, in the third quarter of 2019 the Company increased the RIC Discount and recognized an adjustment to revenue to record the proportional amount related to performance obligations that have already been delivered and the remaining amount (related to undelivered performance obligations) to deferred revenue. The Company recorded a total increase to the RIC Discount of $26.6 million, with a decrease to deferred revenue of $17.5 million and a decrease to recurring and other revenue of $9.1 million. The decrease to revenue resulted in a corresponding increase to net loss for the year ended December 31, 2019.